EXHIBIT 32.1

                                 XACT AID, INC.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Xact Aid, Inc. (the Company) on Form 10-QSB for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert G. Pautsch, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original copy of this written statement required by Section 906 has been provided to Xact Aid, Inc. and will be retained by Xact Aid, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: February 21, 2006

Robert G. Pautsch
Chief Executive Officer & President